Special Performance Unit Award Agreement This Special Performance Unit Award Agreement (this “Agreement”) between Knowles Corporation, a Delaware corporation (the “Company”), and Daniel J. Giesecke (the “Grantee”) is made as of February 17, 2026, 2026 (the “Grant Date”). WHEREAS, the Company has adopted the Knowles Corporation 2018 Equity and Cash Incentive Plan, as amended (the “Plan”), in order to, among other things, motivate employees of the Company and its subsidiaries to act in the long-term best interests of the Company and its stockholders; and WHEREAS, the Company has determined to grant the Grantee a Performance Award in the form of performance- based restricted stock units (“PSUs”) as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company. NOW, THEREFORE, the Company and the Grantee agree as follows: 1. Grant of Performance Award. 1.1. Grant of Award. The Company hereby grants to Grantee an award of PSUs with respect to its common stock, par value $0.01 per share (“Common Stock”), pursuant to the Plan, with a notional value based on the stock price of the Common Stock on the Grant Date subject to adjustment pursuant to the terms provided in this Agreement, the Plan, and Appendix A (the “Award“). Subject to the terms and conditions of this Agreement, payment with respect to PSUs, if any, shall be made entirely in the form of Common Stock in accordance with Section 3. Appendix A forms a part of, and is incorporated into, this Agreement. Grant Target Number of PSUs: 18,423 1.2. Construction of Agreement. This Agreement shall be construed in accordance and consistent with, and shall be subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, capitalized terms used in this Agreement shall have the same definition and meaning as set forth in the Plan. 2. Earning, Vesting and Forfeiture of Award. 2.1 Generally. The number of PSUs that the Grantee may earn under this Award is based on satisfaction of the performance metrics for the Performance Period as set forth in Appendix A hereof. Subject to the terms and conditions of this Agreement, the Grantee shall become vested in any Earned PSUs (as defined in subsection 3.1 below) as of the last day of the Performance Period (the “Vesting Date”) provided that the Grantee’s employment with the Company and its Affiliates has not terminated prior to last day of the Performance Period; provided, however, that the Vesting Date in connection with a Change of Control shall be determined in accordance with Appendix A. 2.2 Termination of Employment. Subject to the provisions of Appendix A and the provisions of subsection 2.3 below, if, prior to the end of the Performance Period, the Grantee’s employment with the Company and its Affiliates terminates for any reason (which date shall be referred to as the “Termination Date”), this Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under this Agreement, including, for the avoidance of doubt, any Banked PSUs as described in Appendix A. 2.3 Change of Control. Subject to the provisions of Appendix A and notwithstanding the provisions of subsection 2.2 or any provision of the Plan to the contrary, if a Change of Control occurs prior to the end of the Performance Period (and prior to the Grantee’s Termination Date), the PSUs shall become Earned PSUs as set forth in Appendix A and the Grantee shall become vested in such Earned PSUs in accordance with Appendix A.

2 2.4. Misconduct. If, prior to the issuance of shares of Common Stock under this Agreement, the Grantee has (a) used for profit or disclosed to unauthorized persons, confidential information or trade secrets of the Company or any of its Affiliates, (b) breached any contract with, violated any policy of the Company or any of its Affiliates (including, without limitation, the Company’s Insider Trading and Confidentiality Policy and Anti-hedging and Anti-pledging Policy, as such policies may be modified from time to time, or violated any fiduciary obligation to the Company or any of its Affiliates, or (c) engaged in unlawful trading in the securities of the Company or any of its Affiliates or of another company based on information gained as a result of that Grantee’s employment with, or status as a director to, the Company or any of its Affiliates (each of (a), (b) and (c) shall be considered “Cause” under the Plan, in addition to other actions and inactions set forth in the definition of “Cause” under the Plan), unless such misconduct or violation is waived in writing by the Compensation Committee or the General Counsel of the Company, the Award shall automatically terminate and the Grantee shall not be entitled to receive any shares of Common Stock under this Agreement. (Copies of the current version of the Company’s Anti-hedging and Anti-pledging Policy are available on the Merrill Lynch stock plan administration website or can be obtained from the Legal Department.) By accepting this Agreement, Grantee acknowledges his/her understanding that nothing contained in this Agreement limits Grantee’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). Grantee further understands that this Agreement does not limit Grantee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Agreement shall limit Grantee’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. 3. Determination and Payment of Award. 3.1 Generally. The Compensation Committee of the Board of Directors of the Company (the “Committee”) shall certify whether and to what extent the applicable performance metrics and other conditions set forth in Appendix A have been met and, as soon as practicable following the end of each Performance Year (as defined in Appendix A) shall determine the number of PSUs earned by the Grantee for such Performance Year (the “Earned PSUs”), which determination shall be final and binding. 3.2 Right of Adjustment. Notwithstanding any other provision of this Agreement, the Committee shall have the right and authority to adjust the payout level of the PSUs (including any Earned PSUs) as may be provided in the Plan or as the Committee otherwise determines in its discretion to reflect the impact of specified corporate transactions (such as a stock split or dividend), special charges, accounting or tax law changes and other extraordinary or nonrecurring events. 3.3 Payment of Award. As soon as practicable following the Vesting Date with respect to any Earned Units (but in any event no later than March 15th of the year following the year in which the Vesting Date occurs), the Company shall issue one (1) share of Common Stock with respect to each vested Earned PSU, less that number of shares of Common Stock which, subject to Section 6, may be credited to cover applicable taxes on the Award, and such shares of Common Stock shall be issued in the form of book entry shares in the name of the Grantee. PSUs shall only be settled in shares of Common Stock. Any other settlement modality shall be considered an exception, which would have to be approved separately by the Committee. 4. Restrictions on Transfer. The Award and the shares of Common Stock issued under this Agreement may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated until such shares have vested and been issued.

3 5. Limitation of Rights. The Grantee shall not have any rights of a stockholder (including voting rights) or the right to receive any dividends declared or other distributions paid with respect to any PSUs or shares of Common Stock which may be issued pursuant to this Award. 6. Taxes. Prior to the delivery to the Grantee (or the Grantee’s estate, if applicable) of book entry shares with respect to the PSUs in respect of which all restrictions have lapsed, the Grantee (or the Grantee’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such shares of Common Stock. By accepting and returning this Agreement in the manner provided in Section 11, the Grantee (or the Grantee’s estate) shall be deemed to elect to have the Company withhold whole shares of Common Stock having an aggregate Fair Market Value equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such election to continue in effect unless or until the Grantee (or the Grantee’s estate): (a) notifies the Company not less than ten (10) days before such delivery that the Grantee (or the Grantee’s estate) shall satisfy such obligation in cash prior to delivery of the shares of Common Stock to the Grantee, and (b) not less than two (2) days prior to delivery of the shares of Common Stock pays the Withholding Taxes in cash to the Company or its designee, in which event the Company shall not withhold a portion of such shares of Common Stock as otherwise provided in this Section 6. Any fraction of a share which would be required to satisfy Withholding Taxes obligation shall be disregarded and the remaining amount due shall be paid in cash by the Grantee. 7. IRS Section 409A. This Award is intended to comply with or be exempt from Section 409A of the Code to the maximum extent possible. If the Company determines that the Award granted under this Agreement is or may be subject to Section 409A of the Code, then the shares of Common Stock that are scheduled to be issued to the Grantee upon “separation from service” (as defined in Section 409A of the Code) shall be delayed until the first day of the seventh month following the Grantee’s “separation from service” (or following the date of participant’s death, if earlier) to the extent required to comply with Section 409A of the Code. 8. Clawback. Grantee acknowledges that this Award is subject to the Company’s Clawback Policy, as in effect on the date of this Agreement. (A copy of the current version of the Company’s Clawback Policy is available on the Company’s website.) 9. Grantee Bound by the Plan. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. (A copy of the current version of the Plan is available on the Merrill Lynch stock plan administration website.) 10. Nontransferability. Neither this Agreement or the Award is transferable by the Grantee except as provided or permissible under the Plan. 11. Acceptance. The acceptance of this Award constitutes acknowledgement of receipt of the Plan and consent to the terms of the Plan and this Award as described in the Plan and this Agreement. 12. No Right to Continued Employment. Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate the Grantee’s employment, nor confer upon the Grantee any right to continuance of employment by the Company or any of its Subsidiaries or continuance of service as a Board member. 13. Modification of Agreement. The provisions of this Agreement may not be amended without the written consent of Grantee where such amendment would materially impair Grantee’s rights under this Agreement. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. Notwithstanding the foregoing, the Committee retains discretion, without the need to obtain the consent of the Grantee, to determine and adjust payouts in accordance with the Plan and this Agreement, including Appendix A.

4 14. Severability. Should any provisions of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 15. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to any conflicts of laws principles. 16. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Grantee’s legal representatives. All obligation imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon the Grantee’s heirs, executors, administrators and successors. 17. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Subsidiaries for all purposes. 18. Entire Agreement. This Agreement (including Appendix A hereto) and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. 19. Headings. The headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. 20. Counterparts. This Agreement may be executed or accepted simultaneously in two or more counterparts. each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. KNOWLES CORPORATION By:______________________ GRANTEE ___________________________ Signature

1757208872.1 APPENDIX A PERFORMANCE METRICS AND CALCULATIONS Subject to the terms and conditions of the Agreement, the number of PSUs that shall be earned by the Grantee for the Performance Period shall be determined in accordance with the following. Performance Period (a) Performance Period. The “Performance Period” shall be the two year period beginning on January 1, 2026 and ending on December 31, 2027. (b) Performance Years. The portion of the Performance Period commencing on January 1, 2026 and ending on December 31, 2026 shall be referred to as the “First Performance Year”. The portion of the Performance Period commencing on January 1, 2027 and ending on December 31, 2027 shall be referred to as the “Second Performance Year”. The First Performance Year and the Second Performance Year are sometimes referred to individually as a “Performance Year”. (c) Determination of Performance. The determination of whether and to what extent the applicable performance metrics have been satisfied shall be made (i) in the case of the First Performance Year, as of the last day of the First Performance Year, and (ii) in the case of the Second Performance Year, as of the last day of the Second Performance Year. As soon as practicable following a Performance Year (but in no event later than March 15 of the year following the applicable Performance Year), the Committee shall certify whether and to what extent the applicable performance metrics for the applicable Performance Year have been met and shall determine the number of PSUs for such Performance Year that are Earned PSUs for such Performance Year (subject to any adjustments permitted under the Plan and the Agreement). (d) Performance Metrics/CD Business Unit. All performance metrics relating to the Award are determined in accordance with the applicable metric as defined and set forth in the Annual Operating Plan ("AOP") for the Cornell Dubilier business unit of the Company (the “CD Business Unit”) based on performance of the CD Business Unit for the applicable Performance Year. The AOP for any Performance Year shall be established no later than March 31, of the applicable Performance Year. Performance Metrics for First Performance Year (a) Year 1 PSUs. The target number of PSUs (the "Year 1 PSUs") that may be earned based on satisfaction of the performance metrics for the First Performance Year equals fifty percent (50%) of the Grant Target Number of PSUs. The performance metrics for the First Performance Year are the Year 1 Revenue Goal (as defined below) and the Year 1 Adjusted EBIT Goal (as defined below). (b) Year 1 Revenue Goal. For the First Performance Year, the revenue goal performance metric (the "Year 1 Revenue Goal") shall be the target Revenue as set forth in the AOP for the CD Business Unit for the 2026 fiscal year. Twenty-five percent (25%) of the Grant Target Number PSUs shall be subject to the Year 1 Revenue Goal, determined as follows:

Performance Level Performance v. Goal Payout (% of Target) Threshold 90% 60% Target 100% 100% Maximum 110% 140% Satisfaction of the Revenue Goal shall be determined on a straight-line interpolation between the goals set forth in the table above. If the Threshold Performance Level is not met, no Year 1 PSUs shall become Earned PSUs based on the Revenue Goal performance metric. (c) Adjusted EBIT Goal. For the First Performance Year, the adjusted EBIT performance metric (the "Year 1 Adjusted EBIT Goal") shall be the target adjusted EBIT as set forth in the AOP for the CD Business Unit for fiscal year 2026. Twenty-five percent (25%) of the Grant Target Number PSUs shall be subject to the Year 1 Adjusted EBIT Goal, determined as follows: Performance Level Performance v. Goal Payout (% of Target) Threshold 90% 60% Target 100% 100% Maximum 110% 140% Satisfaction of the Adjusted EBIT Goal shall be determined on a straight-line interpolation between the goals set forth in the table above. If the Threshold Performance Level is not met, no Year 1 PSUs shall become Earned PSUs based on the Adjusted EBIT Goal performance metric. (d) Maximum. In no event shall more than an aggregate of 140% of the Year 1 PSUs become Earned PSUs pursuant to the Agreement. (e) Banked Year 1 PSUs. Any Year 1 PSUs that become Earned PSUs pursuant to the terms of the Agreement and this Appendix A are sometimes referred to as “Banked PSUs”. Performance Metrics for Second Performance Year (a) Year 2 PSUs. The target number of PSUs (the "Year 2 PSUs") that may be earned based on satisfaction of the performance metrics for the Second Performance year equals fifty percent (50%) of the Grant Target Number of PSUs. The performance metrics for the Second Performance Year are the Year 2 Revenue Goal (as defined below) and the Year 2 Adjusted EBIT Goal (as defined below). (b) Revenue Goal. For the Second Performance Year, the revenue goal performance metric (the "Year 2 Revenue Goal") shall be the target Revenue as set forth in the AOP for the CD Business Unit for the 2027 fiscal year. Twenty-five percent (25%) of the Grant Target Number PSUs shall be subject to the Year 2 Revenue Goal, determined as follows: Performance Level Performance v. Goal Payout (% of Target) Threshold 90% 60% Target 100% 100% Maximum 110% 140% Satisfaction of the Revenue Goal shall be determined on a straight-line interpolation between the goals set forth in the table above. If the Threshold Performance Level is not met, no Year

2 PSUs shall become Earned PSUs for the Second Performance Year based on the Revenue Goal performance metric. (c) Adjusted EBIT Goal. For the Second Performance Year, the adjusted EBIT performance metric (the "Year 2 Adjusted EBIT Goal") shall be the target adjusted EBIT as set forth in the AOP for the CD Business Unit for fiscal year 2027. Twenty-five percent (25%) of the Grant Target Number PSUs shall be subject to the Year 2 Adjusted EBIT Goal, determined as follows: Performance Level Performance v. Goal Payout (% of Target) Threshold 90% 60% Target 100% 100% Maximum 110% 140% Satisfaction of the Adjusted EBIT Goal shall be determined on a straight-line interpolation between the goals set forth in the table above. If the Threshold Performance Level is not met, no Year 2 PSUs shall become Earned PSUs for the Second Performance Year based on the Adjusted EBIT Goal performance metric. (d) Maximum. In no event shall more than an aggregate of 140% of the Year 2 PSUs become Earned PSUs pursuant to the Agreement. Change of Control In the event there is a Change in Control (as defined in the Plan) of the Company during the First Performance Year, then the number of PSUs earned will be the Grant Target Number of PSUs. In the event there is a Change of Control during the Second Performance Year, then the number of PSUs earned will be the sum of (i) the Banked PSUs, if any, and (ii) the Year 2 PSUs. Once the number of PSUs has been determined and certified by the Board of Directors, then they will be deemed earned. The use of the term “earned” in this context shall not be construed to imply that a participant has completed any portion of the service required to receive a payment with respect to these PSUs until the end of the original Performance Period. To be eligible for the PSU payout you must remain employed with the Company through the completion of the original Performance Period. In the event you experience a Termination of Service (as defined in the Plan) within 3 months prior to, upon or within 18 months following the date of a Change in Control and before the completion of the original Performance Period, then the payout of any outstanding PSUs will occur by a date which is not more than 60 days following your termination date. Vesting of Earned PSUs; Payment of Vested Earned PSUs Any Earned PSUs shall become vested as of the Vesting Date determined in accordance with the provisions of the Agreement and this Appendix A and shall be paid in accordance with the terms of the Agreement.